SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
           of the Securities Exchange Act of 1934, as amended
                           (Amendment No. __)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]      Preliminary Proxy Statement
[   ]      Confidential, for Use of the Commission Only (as
           permitted by Rule 14a-6(e)(2))
[ X ]      Definitive Proxy Statement
[ X ]      Definitive Additional Materials
[   ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12


                      INDEPENDENT BANKSHARES, INC.
            (Name of Registrant as Specified In Its Charter)


                (Name of Person(s) Filing Proxy Statement
                      if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]      No fee required.
[   ]      Fee computed on table below per Exchange Act Rules
           14a-6(i)(4) and 0-11.

           (1) Title of each class of securities to which transaction applies:

           (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

           (4)  Proposed maximum aggregate value of transaction:

           (5)  Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[   ]      Fee paid previously with preliminary materials.

[   ]      Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

           (2)  Form, Schedule or Registration Statement No.:

           (3)  Filing Party:

           (4)  Date Filed:

                      INDEPENDENT BANKSHARES, INC.
                           547 Chestnut Street
                          Abilene, Texas 79602
                   __________________________________

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held April 29, 1997



To the Shareholders of
  Independent Bankshares, Inc.

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Independent Bankshares, Inc., a Texas corporation (the "Company"), will be held in the lobby of First State Bank, N.A., Central Branch, 547 Chestnut Street, Abilene, Texas on Tuesday, April 29, 1997, at 4:00 p.m., local time, for the purposes of considering and voting upon the following:

     1. To elect four (4) directors to hold office in the class and for the terms specified or until their respective successors have been duly elected and have qualified; and

     2. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s) thereof.

     The items of business are more fully described in the Proxy
Statement accompanying this notice.

     The Board of Directors has fixed March 17, 1997, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR DESIRES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR SHAREHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                                 By Order of the Board of Directors

                                 RANDAL N. CROSSWHITE,
                                 Corporate Secretary

Abilene, Texas
March 27, 1997

                      INDEPENDENT BANKSHARES, INC.
                           547 Chestnut Street
                          Abilene, Texas 79602
                     _______________________________

                             PROXY STATEMENT
                                   FOR
                     ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held April 29, 1997
                     _______________________________

                 SOLICITATION AND REVOCATION OF PROXIES


     This Proxy Statement and the accompanying proxy are being furnished to shareholders of Independent Bankshares, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 29, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment(s) of the Annual Meeting. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Shareholders for the year ended December 31, 1996, are first being sent to shareholders of the Company on or about March 27, 1997.

     The accompanying form of proxy is designed to permit each holder of the Company's common stock, par value $0.25 per share (the "Common Stock"), to vote for or withhold voting for any or all of the nominees for election as directors of the Company listed under proposal 1 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. IF NO SUCH SPECIFICATIONS ARE MADE, THE PROXIES FOR THE COMMON STOCK WILL BE VOTED BY THOSE PERSONS NAMED IN THE PROXIES AT THE ANNUAL MEETING FOR THE ELECTION OF THE NOMINEES UNDER THE CAPTION "ELECTION OF DIRECTORS." If any other matters properly come before the Annual Meeting, the proxies will vote upon such matters according to their judgment.

     The Company encourages the personal attendance of its shareholders at the Annual Meeting, and execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and to vote his or her shares in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to Mr. Randal N. Crosswhite, Corporate Secretary, Independent Bankshares, Inc., at the Company's principal executive offices, 547 Chestnut Street, Abilene, Texas 79602, at any time before the proxy is voted or by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matters taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     In addition to the solicitation of proxies by use of the mail, officers, directors and regular employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. These persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.
The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such materials. All expenses of the Company in connection with this solicitation will be borne by the Company.

     The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1996 (the "Annual Report"), including audited financial statements, is enclosed herewith. The
Annual Report does not form any part of the material for the solicitation of proxies.

                         PURPOSES OF THE MEETING

     At the Annual Meeting, the shareholders of the Company will consider and vote upon the following matters:

     1. The election of four (4) directors to hold office in the class and for the term specified or until their respective successors have been duly elected and have qualified; and

     2. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s) thereof.


              VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

GENERAL

     The Board of Directors of the Company has fixed March 17, 1997, as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. At the close of business on the Record Date, the Company had issued and outstanding 1,420,894 shares of Common Stock. The Common Stock is the only class of stock entitled to vote at the Annual Meeting. A shareholder is entitled to one vote, in person or by proxy, at the Annual Meeting for each share of Common Stock held of record in his or her name at the close of business on the Record Date.

QUORUM AND REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting or any adjournment(s) of the Annual Meeting is necessary to constitute a quorum to transact business at the Annual Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of the Record Date of a plurality of the outstanding shares of Common Stock present, in person or by proxy, at the Annual Meeting is necessary for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table and notes to the table set forth certain information with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company,
(ii) each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) each individual selected as an advisory director of the Company and (iv) all directors and executive officers of the Company as a group, as of the Record Date:

                                                                        Amount and
                                                                         Nature of             Percent of
                                                                        Beneficial             Class Owned
     Name of Beneficial Owner                                           Ownership(1)          Beneficially(2)
     ---------------------------------------------                      ------------          ------------
     Lee Caldwell.................................                       14,165(3)                   0.99%
     Arlas Cavett*................................                       24,594(4)                   1.72
     Mrs. Wm. R. (Amber) Cree.....................                        3,622                      0.25
     Randal N. Crosswhite.........................                       19,712(5)                   1.38
     Louis S. Gee.................................                       36,026(6)                   2.52
     Michael D. Jarrett...........................                        5,939(7)                   0.42
     Marshal M. Kellar............................                        1,545(8)                   0.11
     Tommy McAlister..............................                        4,288(9)                   0.30
     L.H. Mosley*.................................                       44,032(10)                  3.10
     J.E. Smith*..................................                        3,100(11)                  0.22
     Bryan W. Stephenson..........................                       88,712(12)                  6.17
     Scott L. Taliaferro..........................                       63,969(13)                  4.40
     James D. Webster, M.D........................                          708                      0.05
     C.G. Whitten.................................                        5,239(14)                  0.37
     John A. Wright...............................                       73,000(15)                  5.03
     All executive officers and directors
     as a group (16 individuals, including
     the executive officers and directors
     listed above)................................                      399,019(16)                 26.00%

*    Advisory Director


(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities
     Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 1,420,894 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 7,350 shares that could be acquired within 60 days through the conversion of the Company's $10.00 Series C
     Cumulative Convertible Preferred Stock ("Series C Preferred
     Stock").

(4) Includes 14,365 shares owned by Cavett and Frost, a general partnership in which Mr. Cavett is a 50% partner, and 777 shares owned by Cavett, Inc. Mr. Cavett is President and a 50% shareholder of Cavett, Inc. Also includes 8,268 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Cavett & Frost.

(5) Includes Mr. Crosswhite's beneficial ownership of 8,317 shares held by the Company's Employee Stock Ownership/401(k) Plan.
     Also includes 3,333 shares that Mr. Crosswhite has the right to acquire within 60 days pursuant to the exercise of stock options.

(6) Includes 11,574 shares owned by Tippett & Gee, Inc. Mr. Gee is the Chairman of the Board and majority shareholder of Tippett
     & Gee, Inc. Also includes 9,187 shares that could be acquired within 60 days through the conversion of Series C Preferred
     Stock.

(7) Includes Mr. Jarrett's beneficial ownership of 2,679 shares held by the Company's Employee Stock Ownership/401k Plan.
     Also includes 2,000 shares that Mr. Jarrett has the right to acquire within 60 days pursuant to the exercise of stock options.

(8)  Includes 1,545 shares owned by M & G Kellar Investment Limited
     Partnership, a partnership in which Mr. Kellar is a general partner.

                                   -4-


(9)  Includes 2,588 shares owned by McAlister Oil Co., Inc. Mr.
     McAlister is President and sole shareholder of McAlister Oil
     Co., Inc. Also includes 551 shares that could be acquired within 60 days through the conversion of Series C Preferred
     Stock owned by McAlister Oil Co., Inc.

(10) Includes 367 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(11) Includes 1,400 shares owned by Mr. Smith's wife.

(12) Includes 12,647 shares owned by Mr. Stephenson's wife and minor child and 7,699 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife. Also includes Mr. Stephenson's beneficial ownership of 9,051 shares held by the Company's
     Employee Stock Ownership/401(k) Plan.  Also includes 9,333 shares that Mr. Stephenson has the right to acquire within 60 days pursuant to the exercise of stock options.

(13) Includes 992 shares owned by Mr. Taliaferro's wife. Also includes 31,935 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(14) Includes 735 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(15) Includes 30,649 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.

(16) Includes 96,741 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock. Also includes such executive officers' beneficial ownership of 26,574 shares held by the Company's Employee Stock
     Ownership/401(k) Plan. Also includes 14,666 shares that such executive officers have the right to acquire within 60 days pursuant to the exercise of stock options.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information concerning the beneficial ownership of shares of the Company's Common Stock by all persons or entities known to the Company to be the beneficial owners of more than 5% of the outstanding Common Stock on the Record Date:


                                                                                    Amount and
                                                             Nature of              Percent of
                                                             Beneficial             Class Owned
           Name of Beneficial Owner                          Ownership(1)          Beneficially(2)
           ------------------------                          ------------          ---------------
     Independent Bankshares, Inc..................             125,658                   8.84%
       Employee Stock Ownership/401(k) Plan
       P.O. Box 3296
       Abilene, Texas 79604

     Bryan W. Stephenson.........................               88,712(3)                6.17
       P.O. Box 3296
       Abilene, Texas 79604

     Scott L. Taliaferro, Jr.....................               86,651(4)                5.96
       P.O. Box 240
       Abilene, Texas 79604

     John A. Wright..............................               73,000(5)                5.03
       1102 Sayles Boulevard
       Abilene, Texas 79605


                                   -5-



_______________
(1)  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities
     Exchange Act of 1934, as amended.  Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.

(2) The percentages of Common Stock indicated are based on 1,420,894 shares of Common Stock issued and outstanding on the Record Date.

(3) Includes 12,647 shares owned by Mr. Stephenson's wife and minor child and 7,699 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock owned by Mr. Stephenson's wife. Also includes Mr. Stephenson's beneficial ownership of 9,051 shares held by the Company's
     Employee Stock Ownership/401(k) Plan.  Also includes 9,333 shares that Mr. Stephenson has the right to acquire within 60 days pursuant to the exercise of stock options.

(4)  Includes 53,281 shares held by Farmers and Merchants Company,
     Abilene, Texas, as trustee for Mr. Taliaferro. Also includes
     33,074 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock, which is held by Farmers and Merchants Company, Abilene, Texas, as trustee for
     Mr. Taliaferro.

(5) Includes 30,649 shares that could be acquired within 60 days through the conversion of Series C Preferred Stock.


                      ITEM 1. ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than seven nor more than 30 members (exclusive of advisory directors) and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the shareholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors composing the Board of Directors at eleven (exclusive of advisory directors). The Articles of Incorporation and the Bylaws also provide that the Board of Directors be classified with respect to the time for which they hold office into three classes as nearly equal in number as possible.

     The Board of Directors has nominated for directors the four individuals named below to be elected at the Annual Meeting to hold office in the class and for the term indicated, or until their respective successors have been duly elected and have qualified.

     The tables below set forth for each nominee for director and for each continuing director within each class of directors, the name, age and the principal occupation of each nominee or continuing director, the directorships of public companies, if any, held by each nominee or continuing director and the year he or she first became a director of the Company.

                    2000 CLASS--NOMINEES FOR DIRECTOR
                   TO SERVE UNTIL 2000 ANNUAL MEETING


                                         Year First
                                       Became a Director            Principal Occupation
     Name and Age                       of the Company           During the Last Five Years
     ------------                      -----------------     ----------------------------------

     Lee Caldwell (62)                     1985              Attorney at Law

     Randal N. Crosswhite (43)             1995              Senior Vice President, Chief
                                                             Financial Officer and Corporate
                                                             Secretary of the Company; Director
                                                             of First State Bank, N.A., Abilene
                                                             (the "Bank")

     Louis S. Gee (74)                     1981              Chairman of the Board and Chief
                                                             Executive Officer of Tippett & Gee,
                                                             Inc. (mechanical engineering)

     Marshal M. Kellar (64)                1981              Chairman of the Board of West Texas
                                                             Wholesale Supply Company (hardware)


     Unless otherwise indicated on any duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above for the term specified. Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the class and the term specified, the persons named in the enclosed proxy intend, if any nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, present or represented by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock present or represented at the Annual Meeting, the four persons receiving the greatest number of votes will be elected as directors. Proxies will be voted for the nominees in accordance with specifications marked thereon and, if no specification is made, will be voted "FOR" the above nominees in the class and for the term noted.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 THE ELECTION OF EACH OF THE INDIVIDUALS
                  NOMINATED FOR ELECTION AS A DIRECTOR

     The following directors serve terms expiring at the 1998 and 1999 Annual Meeting of Shareholders:

                  1998 CLASS--CONTINUING FOR DIRECTORS
                   TO SERVE UNTIL 1998 ANNUAL MEETING





                                         Year First
                                       Became a Director            Principal Occupation
     Name and Age                       of the Company           During the Last Five Years
     ------------                      -----------------     ----------------------------------
     Bryan W. Stephenson (47)              1989              President and Chief Executive
                                                             Officer of the Company; Director of
                                                             the Bank

     Scott L. Taliaferro (74)              1980              Chairman of the Board of the
                                                             Company and President of Scott
                                                             Oils, Inc. (oil and gas drilling)

     C.G. Whitten (72)                     1980              Senior Vice President and General
                                                             Counsel of Pittencrieff
                                                             Communications, Inc.





                  1999 CLASS--CONTINUING FOR DIRECTORS
                   TO SERVE UNTIL 1999 ANNUAL MEETING



                                         Year First
                                       Became a Director            Principal Occupation
     Name and Age                       of the Company           During the Last Five Years
     ------------                      -----------------     ----------------------------------

     Mrs. Wm. R. (Amber) Cree (66)         1982              Entrepreneur

     Tommy McAlister (48)                  1985              President of McAlister, Inc. (investments)

     James D. Webster, M.D. (56)           1988              Physician

     John A. Wright (77)                   1980              Bank Consultant



ADVISORY DIRECTORS

     The Bylaws of the Company provide for advisory directors. The Board of Directors, at its February 19, 1997, meeting, selected the following individuals to serve as advisory directors of the
Company:

                              Arlas Cavett
                               L.H. Mosley
                               J.E. Smith

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee and an Employee Stock Ownership/401(k) Plan Committee. During the year ended December 31, 1996, the Board of Directors held 12 regular meetings and took action two times by unanimous consents in lieu of special meetings; the Executive Committee had nine meetings; the Audit Committee had two meetings; and the Employee Stock Ownership/401(k) Plan Committee had two meetings. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he or she served, except Lee Caldwell and Marshal M. Kellar who attended six and eight meetings, respectively, of the Board of Directors and Lee Caldwell, Marshal M. Kellar and James D. Webster, M.D., who attended none, none and one of the meetings, respectively, of the Audit Committee.

     EXECUTIVE COMMITTEE. The Executive Committee may exercise all the authority of the Board of Directors in the management of the business and affairs of the Company, except for matters related to the composition of the Board of Directors, changes in the Bylaws and certain other significant corporate matters. The Executive Committee also functions as the Company's Compensation Committee in that it reviews and makes recommendations to the Board of Directors concerning major compensation policies and the compensation of executive officers. Bryan W. Stephenson, Scott L. Taliaferro, C.G. Whitten and John A. Wright, directors, and Louis S. Gee, nominee for director, were the members of the Executive Committee during 1996 and were appointed members of the Executive Committee for 1997 at the February 19, 1997, meeting of the Board of Directors.

     AUDIT COMMITTEE. The duties of the Audit Committee include the making of recommendations to the Board of Directors for engaging and discharging the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management; monitoring accounting and financial controls; and initiating and supervising any special investigations it deems necessary. Tommy McAlister and James D. Webster, M.D., directors, and Lee Caldwell and Marshal M. Kellar, nominees for director, were the members of the Audit Committee during 1996 and all but Marshal Kellar were appointed members of the Audit Committee for 1997 at the February 19, 1997, meeting of the Board of Directors.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     See "Executive Compensation--Transactions with Management" for certain transactions and relationships between directors and the Company or its subsidiaries or affiliates.

                                 ITEM 2.
          OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company is not aware of any matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the proxy cards in accordance with their judgment.

                           EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     The table below sets forth at the date of this Proxy Statement the name, age, current positions with the Company, principal occupation during the last five years of each principal executive officer of the Company and the year he first became an executive officer of the Company:

                                                                          Executive
                                                                          Officer of
                                                                          the Company
                                 Current Position with the              President of the      Principal Occupation
     Name and Age                      Company or the Bank                 Bank Since         During Last Five Years
------------------------         ----------------------------           -----------------     ----------------------
Bryan W. Stephenson (47)         President, Chief Executive                   1985            President and Chief
                                 Officer and Director of the                                  Executive Officer of
                                 Company and Chief Executive                                  Company
                                 Officer and Director of the
                                 Bank

Randal N. Crosswhite (43)        Senior Vice President, Chief                 1985            Senior Vice President,
                                 Financial Officer, Corporate                                 Chief Financial Officer and
                                 Secretary and Director of the                                Corporate Secretary of the
                                 Company and Director of the                                  Company
                                 Bank

James G. Fitzhugh (47)           Branch President and Director                1985            President of the Bank
                                 of the Bank


Michael D. Jarrett (47)          Branch President and Director                1992            President of First State
                                 of the Bank                                                  Bank, N.A., Odessa ("First
                                                                                              State, N.A., Odessa"), a
                                                                                              former subsidiary bank



TERM OF OFFICE

     Executive officers of the Company are elected by the Board of Directors at its annual meeting and hold office until the next annual meeting of the Board of Directors or until their respective successors are duly elected and have qualified. The Presidents of the Banks are elected by the board of directors of the respective Banks at their annual meetings and hold office until the next annual meeting of such board of directors or until their respective successors are duly elected and have qualified.

                         EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and other executive officers of the Company (including those who are employed by the Company's direct and indirect subsidiaries) whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1996 (the "named executive officer").




                                                                                               Long-Term
                                                                                              Compensation
                                                                                                 Awards
                                                                                              ------------
                                                       Annual Compensation   Other Annual      Securities
                                            Fiscal     -------------------   Compensation      Underlying
     Name and Principal Position             Year       Salary    Bonus($)      ($)(1)           Options
------------------------------------        ------     --------   --------   ------------     -------------
Bryan W. Stephenson                          1996      $135,000   $20,000    $  6,600               0
    President, Chief Executive Officer       1995       126,000    20,000       6,500               0
       and Director of the Company           1994       120,000    20,000      10,200               0

Michael D.  Jarrett                          1996        92,500     5,000       3,300               0
    President and Director of                1995        85,000     5,000       3,300               0
    First State, N.A., Odessa                1994        80,000     5,000       3,000               0


_________________________
(1)  Directors fees paid by the Bank and First State, N.A., Odessa.


STOCK OPTION GRANTS IN FISCAL 1996

     No stock options were granted to the Chief Executive Officer or the named executive officer during fiscal 1996. The Company has never granted stock appreciation rights.

AGGREGATE STOCK OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR END
OPTION VALUES

     The following table provides information related to stock options exercised by the Chief Executive Officer and the name executive officer during fiscal 1996 and the number and value of stock options held at fiscal year end.



                                                           Number of Securities                       Value (2) of
                             Shares                       Underlying Unexercised                Unexercised In-the-Money
                            Acquired         Value        Options at Year-End (#)                Options at Year-End ($)
                           Upon Option      Realized   ------------------------------         ------------------------------
     Name                  Exercise(#)       ($)(1)    Exercisable      Unexercisable         Exercisable      Unexercisable
--------------------       -----------      --------   -----------      -------------         -----------      -------------
Bryan W. Stephenson            0              $0         9,333               0                $85,000               $0

Michael D. Jarrett             0               0         2,000               0                 18,000                0



________________________
(1)  Market value of the underlying securities at exercise date, minus the exercise price.
(2)  Market value of the underlying securities at December 31,
     1996, minus the exercise price.


DIRECTOR COMPENSATION

     In 1996, each non-employee director and advisory director was paid $150 for each regular and special directors' meeting of the Company attended and $50 for each meeting of the Executive Committee and Audit Committee attended. The Board of Directors has set director and committee fees for 1997 at $250 per meeting of the Board and $100 per meeting of the Executive Committee and the Audit Committee.

TRANSACTIONS WITH MANAGEMENT

     The Bank had, during the period from January 1, 1995, to March 17, 1997, and expects to have in the future, loan transactions with officers and directors of the Company and the Bank and their respective associates, which includes any immediate family member or any corporation or firm of which such person is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities or any trusts of which such person serves as trustee or in which he or she has a substantial beneficial interest. These loan transactions have been made in the ordinary course of the Bank's business and have been and will continue to be on substantially the same terms, including interest rates, collateral and repayment, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. All loans made to officers, directors and nominees for director of the Company and their respective associates are believed to be in compliance with the Financial Institutions Regulatory and Interest Rate Control Act of 1978.

     In 1985, a former subsidiary bank of the Company foreclosed on the stock of Texas Bank & Trust Company, Sweetwater, Texas ("TB&T-Sweetwater"), which became a repossessed asset of the former subsidiary. TB&T-Sweetwater subsequently failed, resulting in a legal action being brought in federal court against the thirteen TB&T-Sweetwater directors, including John A. Wright, a director of the Company, by the FDIC. In September 1993, nine former directors of TB&T-Sweetwater (the "Outside Directors") settled with the FDIC for an aggregate of $60,000. All former directors of TB&T-Sweetwater requested that the Company reimburse them for their expenses and settlement costs incurred by them in their defense of the FDIC litigation. This request was based on their interpretation of certain indemnification provisions contained in the Company's Articles of Incorporation.

     In January 1994, the Company filed a declaratory judgment action in state district court to petition the court to rule on certain matters that would have precluded indemnification. Certain of the individuals, including Mr. Wright, filed counterclaims against the Company asserting their right to be indemnified. A hearing occurred in July 1994, and the court issued an order in September 1994, denying the Company's petition and upholding the directors' counterclaims. In December 1994, a settlement was entered into between the FDIC, one Outside Director and the three management directors of TB&T-Sweetwater (the "Inside Directors") with the Inside Directors, including Mr. Wright, paying the FDIC a total of $450,000. As a result of the two settlements and indemnification requests, the Outside Directors claimed indemnification in the amount of approximately $467,000 and the Inside Directors claimed indemnification in the amount of approximately $900,000. Of this latter amount, Mr. Wright claimed approximately $340,000 in indemnification expense. In March 1995, the Company agreed to settle the indemnification requests of the Inside Directors for $450,000 in cash and by delivery of three promissory notes in the aggregate principal amount of $350,000. These notes are payable in three equal annual installments beginning March 1, 1996, and bear interest at 6% per annum. In connection with this settlement, Mr. Wright received $150,000 cash and a promissory note in the original principal amount of $152,250. The first principal payment of $50,750, plus accrued interest of $9,135, was paid to Mr. Wright on March 1, 1996. The second principal payment of $50,750 plus accrued interest of $6,090, was paid to Mr. Wright on March 1, 1997.

                          INDEPENDENT AUDITORS

     On June 19, 1996, the Board of Directors of the Company approved the recommendation of the Audit Committee of the Board of Directors that the firm of Coopers & Lybrand be engaged as the Company's independent public accountants for the year ended
December 31, 1996.

     The Board of Directors of the Company has not yet selected independent auditors to examine the Company's financial statements for the year ended December 31, 1997. Representatives of Coopers & Lybrand, who audited the Company's financial statements for the year ended December 31, 1996, are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                         SECTION 16(a) REPORTING

     Paragraph Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                          SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1998 Annual Meeting of Shareholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1998 Annual Meeting of Shareholders, shareholder proposals must be received by the Company by November 27, 1997, and must otherwise comply with the requirements of Rule 14a-8.

                COPIES OF THE ANNUAL REPORT ON FORM 10-K
            FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

     THE COMPANY, WITHOUT CHARGE, WILL PROVIDE TO EACH SHAREHOLDER, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, BUT WITHOUT EXHIBITS, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. WRITTEN REQUESTS FOR SUCH FORM 10-K SHOULD BE DIRECTED TO MR. RANDAL N. CROSSWHITE, SENIOR VICE PRESIDENT AND CORPORATE SECRETARY, INDEPENDENT BANKSHARES, INC., 547 CHESTNUT STREET, ABILENE, TEXAS 79602.

                           By Order of the Board of Directors


                           Randal N. Crosswhite,
                           Corporate Secretary
Abilene, Texas
March 27, 1997



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND
WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO
POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      INDEPENDENT BANKSHARES, INC.
                           547 Chestnut Street
                          Abilene, Texas 79602

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Randal N. Crosswhite, Scott L. Taliaferro and C.G. Whitten and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Independent Bankshares, Inc. (the "Company") held of record by the undersigned on March 17, 1997, at the Annual Meeting of Shareholders to be held on April 29, 1997, or any adjournment(s) thereof.

     1.  PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE
FOLLOWING PERSONS, TO HOLD OFFICE IN THE CLASS AND FOR THE TERM
INDICATED OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND HAVE
QUALIFIED.

[ ] FOR all nominees listed below (except as marked to the contrary below)

[  ]  WITHHOLD AUTHORITY to vote all nominees listed below

             2000 Class - Class of Directors to hold office
                     until the 2000 Annual Meeting:
Lee Caldwell, Randal N. Crosswhite, Louis S. Gee, Marshal M. Kellar

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------


(Please sign on the other side)

(Continued from front)

     2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           FOR   [  ]            AGAINST   [  ]        ABSTAIN  [  ]

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.

                                       DATED:___________________, 1997


                                       Signature


                                       ______________________________

                                       Signature if Held Jointly


                                       ______________________________